Long Term Investments (Details) (USD $)	12 Months Ended
	Oct. 31, 2011		Oct. 31, 2010		Oct. 31, 2009
Schedule of Equity Method Investments [Line Items]
Long-term investments	$ 1,473,000		$ 4,051,000
Equity loss	1,079,000		3,684,000		49,000
Cash dividends	951,000		3,034,000		0
Celerion, Inc. [Member]
Schedule of Equity Method Investments [Line Items]
Long-term investments	1,473,000	[1]	1,464,000	[1]
Percentage ownership interest (in hundredths)	15.00%
Conversion factor of preferred stock convertible into common stock	1:1
Fair value of investment	1,500,000
Total fair value of investment and note	22,200,000
Lumira Capital Corp. [Member]
Schedule of Equity Method Investments [Line Items]
Long-term investments	0	[2]	1,030,000	[2]
Equity loss	(100,000)		(700,000)		(49,000)
Cash dividends	1,300,000
Dividend income	400,000
Other Long-term Investments [Member]
Schedule of Equity Method Investments [Line Items]
Long-term investments	0	[3]	1,557,000	[3]
Cash proceeds from disposition of available-for-sale long-term investments	$ 1,700,000

[1]	On March 5, 2010, as part of the consideration for the sale of Early Stage, Nordion received approximately 15% of the total common stock of Celerion assuming the conversion of all the outstanding preferred stock and issuance and exercise of permitted stock options. The outstanding preferred stock of Celerion are voting, all owned by third parties, convertible into common stock on a 1:1 basis, subject to certain adjustments, and are subordinated to the Note (Note 9(c)). Nordion's ability to transfer its Celerion equity and the Note is subject to the consent of Celerion, which is controlled by third-party investors who collectively hold a majority of the outstanding Celerion equity and have no restrictions on selling their interests. These third-party investors also have majority representation on the Board of Directors of Celerion. This investment in Celerion is recorded at cost and has a fair value of $1.5 million as of October 31, 2011. The fair value has been determined based on an estimate of the fair value of the business sold using proceeds on sale and a discounted future cash flow model using cost of equity of comparable companies adjusted for risk. Pursuant to applicable U.S. accounting rules, a business entity may be subject to consolidation if it is determined to be a variable interest entity (VIE) and if the reporting entity is the primary beneficiary. The Company has determined that Celerion is a VIE but Nordion is not the primary beneficiary and, therefore, consolidation is not required. The Company continues to assess any reconsideration events and monitor the status of its relationship with Celerion. The fair value of the Company's investment in Celerion and the Note (Note 9(c)) is currently estimated to be $22.2 million in aggregate. The Company's maximum exposure to loss is limited to the carrying value of the Note and its investment in Celerion.
[2]	Long-term investments include an investment in Lumira, an investment fund management company, which has long-term investments in development-stage enterprises that have not yet earned significant revenues from their intended business activities or established their commercial viability. Nordion does not have any significant involvement in the day-to-day operations of Lumira other than to obtain its share of earnings and losses. During fiscal 2011, the Company reported equity loss of $0.1 million (2010 - $0.7 million; 2009 - $nil) from the investment in Lumira. The Company's exposure to losses is limited to its investment of $nil (October 31, 2010 - $1.0 million). During the second quarter of fiscal 2011, the Company received $1.3 million in cash dividends from Lumira which reduced its investment to $nil with the remaining $0.4 million included in dividend income.
[3]	During the second quarter of fiscal 2011, the Company disposed of its available for sale investment in a marketable equity security for cash proceeds of $1.7 million.